SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 21, 2003
                                                          ---------------

                       FIRST NIAGARA FINANCIAL GROUP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     0-23975                   42-1556195
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(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
---------------------------------------------------------             ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Items 1, 2, 3, 4, 6, 8, 9, 10, 11, 12, 13:              Not Applicable.

Item 5. Other Events

      On August 21, 2003, First Niagara Financial Group, Inc. (the "Company") issued a press release disclosing the unexpected death of William E. Swan, Chairman, President and Chief Executive Officer on August 20, 2003. The Company also announced that in accordance with its succession plan, the Board has appointed Paul J. Kolkmeyer, Executive Vice President/Chief Financial Officer and Chief Operating Officer, as Interim President and Chief Executive Officer. In addition, Robert G. Weber, the Board's Lead Director and Chairman of the Board's Executive Committee, has been elected Chairman of the Board. A copy of the press release is filed as exhibit 99.1 to this report.

Item 7. Financial Statements and Exhibits

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits.

      Exhibit No.                Description
      -----------                -----------

      99.1                       Press release dated August 21, 2003

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: August 21, 2003                       By: /s/ Paul J. Kolkmeyer
                                                --------------------------------
                                                Paul J. Kolkmeyer
                                                Interim President and
                                                Chief Executive Officer
                                                (Duly authorized representative)